abrdn Funds

(the “Trust”)

abrdn China A Share Equity Fund

abrdn U.S. Sustainable Leaders Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 12, 2024 to each Fund’s Summary Prospectus,

Statutory Prospectus and Statement of Additional Information dated February 29, 2024,

as supplemented to date

On December 11, 2024, the Board of Trustees (the “Board”) of the Trust approved the adoption of a conversion feature for the share class of each Fund specified below under “Original Share Class”. Under the relevant conversion feature, effective after the close of business on February 26, 2025 (the “Conversion Date”), all of the issued and outstanding shares of each Original Share Class will be converted into shares of the corresponding share class of the Fund specified below under “New Share Class”. The share class conversions will be effected on the basis of the relative net asset values as the relevant share classes. Based on the Funds’ fiscal year ended October 31, 2024, the New Share Class has lower gross and net total expense ratios than those of the corresponding Original Share Class.

Fund	Original Share Class	New Share Class
abrdn U.S. Sustainable Leaders Fund	Class C	Class A
abrdn China A Share Equity Fund	Institutional Service	Institutional

Class A shares of the abrdn U.S. Sustainable Leaders Fund are subject to a maximum 5.75% front-end sales charges. The Class A shares that shareholders will receive in the Share Class Conversions will not be subject to the front-end sales charge.

For more information on the fees and expenses of Class A shares or Institutional Shares, please see the “Fees and Expenses” section for the relevant Fund in the Prospectus. Additional copies of the Prospectus may be obtained free of charge by calling 866-667-9231.

Suspension of Sales. Effective after market close on December 20, 2024, the Original Share Class of each Fund will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs sponsored by financial intermediaries that have selected the Fund prior to market close on December 20, 2024. These shareholders may purchase additional shares of the affected share classes of the relevant Funds until the Conversion Date. Any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund following the close of business on December 12, 2024. The Original Share Class of each Fund will be terminated effective February 27, 2025.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Please retain this Supplement for future reference.